NATIXIS FUNDS

Supplement dated May 1, 2017 to the Summary Prospectuses each dated March 31, 2017, as may be revised or supplemented from time to time, for the following funds.

Loomis Sayles Core Plus Bond Fund	Loomis Sayles Investment Grade Bond Fund
Loomis Sayles Dividend Income Fund	Loomis Sayles Limited Term Government and Agency Fund
Loomis Sayles Global Equity and Income Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
Loomis Sayles Global Growth Fund	Loomis Sayles Strategic Income Fund
Loomis Sayles Growth Fund	Loomis Sayles Value Fund
Loomis Sayles High Income Fund	Vaughan Nelson Select Fund

Class T shares of the Funds are not currently available for purchase.